UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          February 12, 2009
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated February 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: February 12, 2009	By:	/s/F. Samuel Eberts III
F. Samuel Eberts III, Chief Legal Officer and Secretary

8-K Filed February 12, 2009

Introduction

This slide presentation contains forward-looking statements
which are subject to change based on various important
factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other
third-party payors.

Actual results could differ materially from those suggested by these forward-looking statements.  Further information on
potential factors that could affect the Company’s financial
results is included in the Company’s Form 10-K for the year
ended December 31, 2007, and subsequent SEC filings.

$900
$800
$700
$600
$500
$400
$300
Operating Cash Flow
Free Cash Flow
$538.1
$574.2
$632.3
$709.7
$780.9
$443.1
$480.6
$516.4
$567.1
$624.2
2004
2005
2006
2007
2008

LabCorp
Laboratory Corporation of America

Five-Year Cash Flow Trend

Operating Cash Flow CAGR of 10%

$5.00
$4,500
$4,512.7
$4.50
$4.60
$4,000
$4,068.2
$4.18
$4.00
Revenue
Diluted EPS
$3,500
$3,590.8
$3.50
$3,327.6
$3,084.8
$3,000
$3.30
$3.00
$2.80
$2,500
$2.50
$2.45
$2,000
$2.00
2004
2005
2006
2007
2008

LabCorp
Laboratory Corporation of America

Revenue CAGR of 10.0% – Diluted EPS CAGR of 17.0%

1.

Excluding the $0.09 per
diluted share impact in 2005
of restructuring and other
special charges, and a non-
recurring investment loss.

2.

Excluding the $0.06 per
diluted share impact in 2006
of restructuring and other
special charges.

3.

Excluding the $0.25 per
diluted share impact in 2007
of restructuring and other
special charges.

4.

Excluding the $0.44 per
diluted share impact in 2008
of restructuring and other
special items

Five-Year Revenue
and EPS Trend

12/31/2007	12/31/2008	+/(-)
Adjusted Revenue (1)	$ 1,005.8	$ 1,126.6	12.0%
Adjusted EBITDA (2)	$ 258.7	$ 265.8	2.7%
Adjusted EBITDA Margin (2)	25.7%	23.6%	(210) bp
Adjusted Diluted EPS (3)	$ 1.04	$ 1.10	5.8%

(1) Excludes a cumulative revenue adjustment of $7.5 million recorded by the Company in the fourth quarter of 2008

(2) Excludes restructuring and other special charges of $12.3 million and $15.4 million recorded by the Company in the fourth quarter of 2007 and 2008, respectively.

(3) Excludes restructuring and other special items of $0.06 and $0.02 per diluted share recorded by the Company in the fourth quarter of 2007 and 2008, respectively.

LabCorp
Laboratory Corporation of America

Fourth Quarter Results
(In millions, except per share data)

12/31/2007		12/31/2008		+/(-)
Adjusted Revenue (1)	$	4,068.2	$	4,512.7	10.9%
Adjusted EBITDA (2)	$	1,071.3	$	1,118.2	4.4%
Adjusted EBITDA Margin (2)		26.3%		24.8%	(130) bp
Adjusted Diluted EPS (3)	$	4.18	$	4.60	10.0%

(1) Excludes a cumulative revenue adjustment of $7.5 million recorded by the Company in the fourth quarter of 2008
(2) Excludes restructuring and other special charges of $50.6 million and $94.1 million recorded by the Company in 2007 and 2008, respectively.
(3) Excludes restructuring and other special items of $0.25 and $0.44 per diluted share recorded by the Company in 2007 and 2008, respectively.

LabCorp
Laboratory Corporation of America

Full Year Results
(In millions, except per share data)

(1) Excludes restructuring and other special items of $0.02 per diluted share

(2) Excludes restructuring and other special charges of $15.4 million

LabCorp
Laboratory Corporation of America

2008 Fourth Quarter
Financial Achievements

Adjusted EPS of $1.10 (1)

Adjusted EBITDA margin of 23.6%(2)

Operating cash flow of $215.3 million

Increased revenues

11.3% (10.9% volume, 0.4% revenue per accession)

6.2% (3.0% volume, 3.2% revenue per accession),
excluding Canada and a special charge

(1) Excludes restructuring and other special items of $0.44 per diluted share

(2) Excludes restructuring and other special charges of $94.1 million

Full Year
Financial Achievements

Adjusted EPS of $4.60 (1)

Adjusted EBITDA margin of 24.8% (2)

Operating cash flow of $780.9 million

Increased revenues

10.7% (9.8% volume, 0.9% revenue per accession)

4.8% (2.2% volume, 2.6% revenue per accession),
excluding Canada and a special charge

Repurchased $330.4 million of LabCorp stock

Excludes a cumulative revenue adjustment of $7.5 million recorded by the Company in the fourth quarter of 2008

Revenue by Payer- US
2008
(In millions)

Client

$1,195.3 (28%)

Patient

$369.6 (9%)

Managed Care
Capitated

$180.0 (4%)

Medicare & Medicaid

$803.1 (19%)

Managed Care
Fee-for-service

$1,715.7 (40%)

Excludes a cumulative revenue adjustment of $7.5 million recorded by the Company in the fourth quarter of 2008

LabCorp
Laboratory Corporation of America

Core

$2,777.9 (65%)

Histology (Non-Pap)

$321.0 (8%)

Other Esoteric

$510.1 (12%)

Genomic

$654.8 (15%)

Revenue by Business Area - US
2008
(In millions)

$4,000
$3,000
$2,000
$1,000
$0
2004
2005
2006
2007
2008
$967
$1,130
$1,243
$1,396
$1,486
$2,118
$2,198
$2,348
$2,672
$2,778
Core
Esoteric

Excludes a cumulative revenue adjustment of $7.5 million recorded by the Company in the fourth quarter of 2008

Revenue Mix- US
by Business Area
(In millions)

  31%

  34%

  35%

  34%

  35%

  65%

  66%

  65%

  66%

  69%

YTD Q4-2006				YTD Q4-2007				YTD Q4-2008 (1)			
	Revenue				Revenue				Revenue			
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
Client	$ 961.6	27%	32,817	$ 29.30	$ 1,081.1	27%	34,213	$ 31.60	$ 1,195.3	28%	35,521	$ 33.65
Patient	331.5	9%	2,226	$ 148.91	367.7	9%	2,315	$ 158.84	369.6	9%	2,240	$ 165.00
Third Party (Medicare/Medicaid)	766.3	21%	19,108	$ 40.11	745.8	18%	18,343	$ 40.66	803.1	19%	18,939	$ 42.40
Managed Care:												
- Capitated	144.0	4%	13,334	$ 10.80	167.4	4%	14,962	$ 11.19	180.0	4%	15,227	$ 11.82
- Fee for service	1,387.4	39%	28,038	$ 49.48	1,706.2	42%	37,462	$ 45.54	1,715.7	40%	37,725	$ 45.48
Total Managed Care	1,531.4	43%	41,372	$ 37.01	1,873.6	46%	52,424	$ 35.74	1,895.7	44%	52,952	$ 35.80
LabCorp Total - US	$ 3,590.8	100%	95,523	$ 37.59	$ 4,068.2	100%	107,295	$ 37.92	$ 4,263.7	100%	109,652	$ 38.88
LabCorp Total - Canada	$ –	–	–	–	$ –	–	–	–	$ 249.0		8,052	$ 30.92
LabCorp Total	$ 3,590.8		95,523	$ 37.59	$ 4,068.2		107,295	$ 37.92	$ 4,512.7		117,704	$ 38.34

(1) Excludes a cumulative revenue adjustment of $7.5 million recorded by the Company in the fourth quarter of 2008

LabCorp
Laboratory Corporation of America

Revenue by Payer
  2008
(in millions, except PPA)

YTD Q4-2006				YTD Q4-2007				YTD Q4-2008 (1)			
	Revenue				Revenue				Revenue			
	$'s	%	Accns	PPA	$'s	%	Accns	PPA	$'s	%	Accns	PPA
All Genomic	$ 557.8	16%	7,183	$ 77.65	$ 629.6	15%	8,452	$ 74.50	$ 654.8	15%	8,843	$ 74.05
Other Esoteric	385.4	11%	9,190	41.93	441.6	11%	10,775	40.99	510.1	12%	12,232	41.70
Histology	300.1	8%	2,424	123.76	325.1	8%	2,675	121.51	321.0	8%	2,583	124.26
All Genomic / Esoteric	1,243.2	35%	18,798	66.14	1,396.3	34%	21,902	63.76	1,485.8	35%	23,658	62.80
Core	2,347.6	65%	76,725	30.60	2,671.9	66%	85,393	31.29	2,777.9	65%	85,994	32.30
LabCorp Total - US	$ 3,590.8	100%	95,523	$ 37.59	$ 4,068.2	100%	107,295	$ 37.92	$ 4,263.7	100%	109,652	$ 38.88
LabCorp Total - Canada	$ –	–	–	–	$ –	–	–	–	$ 249.0		8,052	$ 30.92
LabCorp Total	$ 3,590.8	100%	95,523	$ 37.59	$ 4,068.2	100%	107,295	$ 37.92	$ 4,512.7		117,704	$ 38.34

(1) Excludes a cumulative revenue adjustment of $7.5 million recorded by the Company in the fourth quarter of 2008

LabCorp
Laboratory Corporation of America

Revenue by Business Area

2008
(in millions, except PPA)

•
•
•
•

LabCorp
Laboratory Corporation of America

Financial Guidance - 2009

          Excluding the impact of restructuring and other special
charges and share repurchase activity after December 31,
2008, guidance for 2009 is:

  Revenue growth:

2-4%

  Diluted earnings per share:

$4.75 to $4.95

  Operating cash flow of approximately(1):

$800 million

  Capital expenditures of approximately:

$130 million

          (1) Operating cash flow guidance excludes any transition payments to UnitedHealthcare and includes a $56 million reduction due to required contributions to the Company’s defined benefit retirement plan.

Three Months Ended December 31,		Year Ended December 31,	
	2008	2007	2008	2007
Earnings before income taxes	$ 185.8	$ 186.9	$ 772.4	$ 802.3
Add (subtract):				
Interest expense	18.0	18.8	72.0	56.6
Investment income	(0.4)	(2.1)	(2.5)	(5.4)
Other (income) expense, net	0.6	(0.1)	2.1	1.4
Depreciation	31.0	27.4	120.1	106.4
Amortization	14.9	14.3	57.9	54.9
Restructuring and other special charges	15.4	12.3	94.1	50.6
Joint venture partnerships' depreciation and amortization	0.5	1.2	2.1	4.5
Adjusted EBITDA	$ 265.8	$ 258.7	$1,118.2	$1,071.3

LabCorp
Laboratory Corporation of America

Reconciliation of Non-GAAP
Financial Measures
(In millions)

EBITDA represents earnings before interest, income taxes, depreciation and amortization, and includes the
Company’s proportional share of the underlying EBITDA of the income from joint venture partnerships.  The Company uses EBITDA extensively as an internal management performance measure and believes it is a useful, and commonly used measure of financial performance in addition to earnings before taxes and other profitability measurements under generally accepted accounting principles (“GAAP”).  EBITDA is not a measure of financial performance under GAAP.
It should not be considered as an alternative to earnings before income taxes (or any other performance measure under GAAP) as a measure of performance or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity.  The following table reconciles earnings before income taxes, representing the most comparable measure under GAAP, to Adjusted EBITDA for the three- and twelve-month periods ended December 31, 2008 and 2007:

Laboratory Corporation of America
Other Financial Information
December 31, 2008
($ in million's)

	Q1 08	Q2 08	Q3 08	Q4 08	YTD 2008
Depreciation	$ 29.2	$ 29.8	$ 30.2	$ 31.0	$ 120.1
Amortization	$ 13.8	$ 14.6	$ 14.6	$ 14.9	$ 57.9
Capital expenditures	$ 37.9	$ 40.9	$ 41.5	$ 36.3	$ 156.7
Cash flows from operations	$ 176.5	$ 194.7	$ 194.4	$ 215.3	$ 780.9
Bad debt as a percentage of sales *	5.03%	8.90%	5.29%	5.32%	6.17%
Effective interest rate on debt:					
Zero coupon-subordinated notes	2.00%	2.00%	2.00%	2.00%	2.00%
5 1/2% Senior Notes	5.38%	5.38%	5.38%	5.38%	5.38%
5 5/8% Senior Notes	5.75%	5.75%	5.75%	5.75%	5.75%
Term loan	3.67%	3.67%	3.67%	3.67%	3.67%
Revolving credit facility (weighted average)	3.53%	3.23%	4.15%	1.89%	1.89%
Days sales outstanding	58	54	53	51	51
UnitedHealthcare transition payments - Billed	$ 9.6	$ 9.1	$ 12.3	$ 5.3	$ 36.3
UnitedHealthcare transition payments - Paid	$ 13.0	$ 8.5	$ 8.4	$ 12.5	$ 42.3

* Includes $45.0 million increase in allowance for doubtful accounts recorded at June 30, 2008.

LabCorp
Laboratory Corporation of America

Supplemental Financial
Information

Use of Adjusted Measures

The Company has provided in this presentation “adjusted” financial information that has not been prepared in accordance with GAAP. The Company believes these adjusted measures are useful to investors, as a supplement to, but not as a substitute for, GAAP measures, in evaluating the Company’s operational performance, and that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating operating results and trends, and in comparing the Company’s financial results with other companies. Reconciliations of these non-GAAP adjusted measures to the most comparable GAAP measures are included in the tables accompanying the
Company’s press release dated February 12, 2009.